TRUEBLUE REPORTS FISCAL SECOND QUARTER 2017 RESULTS

TACOMA, WA-July 31, 2017-- TrueBlue, Inc. (NYSE:TBI) announced today its fiscal second quarter 2017 results.

Revenue was $610 million, a decrease of 9 percent, compared to revenue of $673 million in the fiscal second quarter of 2016. Excluding the previously disclosed reduction in the scope of services provided to the company's former largest customer, revenue declined by 5 percent. Net income per diluted share was $0.31 compared to a loss of $1.53 in the fiscal second quarter of 2016. Adjusted net income per diluted share1 was $0.42 compared to $0.54 in the fiscal second quarter of 2016.

“This quarter’s results were consistent with our expectations,” TrueBlue CEO Steve Cooper said. “Our strategic focus emphasizes pricing discipline over simply expanding market share. Combined with our reduction of operating expenses, this is the right approach given the modest demand environment.

“We are pleased with our expanding presence in high-growth, high-margin recruitment process outsourcing and productivity-based solutions. We are equally excited about our mobile strategy, which creates a competitively differentiated service offering to drive future growth.”

2017 Outlook

The company estimates revenue for the fiscal third quarter of 2017 will range from $645 million to $660 million. It also expects net income per diluted share will range from $0.46 to $0.51. Adjusted net income per diluted share1 is expected to be $0.55 to $0.60.

Management will discuss second quarter 2017 results on a webcast at 2 p.m. PT (5 p.m. ET), today, Monday, July 31. The webcast can be accessed on TrueBlue’s website: www.trueblue.com.

About TrueBlue:

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions that help clients create growth, improve efficiency and increase reliability. TrueBlue connected over 815,000 people with work during 2016 in a wide variety of industries through its PeopleReady segment offering industrial staffing services, PeopleManagement segment offering onsite workforce management and PeopleScout segment offering Recruitment Process Outsourcing (RPO) and Managed Service Provider (MSP) solutions. Learn more at www.trueblue.com.

1 See the financial statements accompanying the release and the company’s website for more information on non-GAAP terms.

Forward-looking Statements

This release contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements. We presently consider the following to be among important factors that could cause actual results to differ materially from the company’s expectations: (1) national and global economic conditions, (2) our ability to attract and retain customers, (3) our ability to maintain profit margins, (4) new laws and regulations that could have a material effect on our operations or financial results, (5) our ability to successfully complete and integrate acquisitions. Other information regarding factors that could materially affect our results is included in our SEC filings, including the company's most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC's website at www.sec.gov. We assume no duty to update or revise any forward-looking statements contained in this release.

Contact:
Derrek Gafford, EVP & CFO
253-680-8214

TRUEBLUE, INC.
SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data)

	13 Weeks Ended		26 Weeks Ended
	Jul 2, 2017	Jun 24, 2016	Jul 2, 2017	Jun 24, 2016
Revenue from services	$610,122	$672,612	$1,178,366	$1,318,592
Cost of services	454,842	502,688	883,657	998,156
Gross profit	155,280	169,924	294,709	320,436
Selling, general and administrative expense	124,754	135,787	246,598	266,411
Depreciation and amortization	12,287	11,694	23,461	22,983
Goodwill and intangible asset impairment charge	—	99,269	—	99,269
Income (loss) from operations	18,239	(76,826)	24,650	(68,227)
Interest and other income (expense), net	155	(887)	229	(1,906)
Income (loss) before tax expense	18,394	(77,713)	24,879	(70,133)
Income tax expense (benefit)	5,260	(13,978)	7,071	(13,366)
Net income (loss)	$13,134	$(63,735)	$17,808	$(56,767)

Net income (loss) per common share:
Basic	$0.32	$(1.53)	$0.43	$(1.36)
Diluted	$0.31	$(1.53)	$0.43	$(1.36)

Weighted average shares outstanding:
Basic	41,579	41,688	41,608	41,595
Diluted	41,856	41,688	41,875	41,595

TRUEBLUE, INC.
SUMMARY CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	Jul 2, 2017	Jan 1, 2017
Assets
Cash and cash equivalents	$29,123	$34,970
Accounts receivable, net	337,058	352,606
Other current assets	28,524	40,227
Total current assets	394,705	427,803
Property and equipment, net	61,821	63,998
Restricted cash and investments	229,931	231,193
Goodwill and intangible assets, net	341,435	349,894
Other assets, net	50,981	57,557
Total assets	$1,078,873	$1,130,445

Liabilities and shareholders' equity
Current portion of long-term debt	$23,989	$2,267
Other current liabilities	206,818	248,868
Long-term debt, less current portion	87,204	135,362
Other long-term liabilities	227,288	218,769
Total liabilities	545,299	605,266
Shareholders' equity	533,574	525,179
Total liabilities and shareholders' equity	$1,078,873	$1,130,445

TRUEBLUE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	26 Weeks Ended
	Jul 2, 2017	Jun 24, 2016
Cash flows from operating activities:
Net income (loss)	$17,808	$(56,767)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,461	22,983
Goodwill and intangible asset impairment charge	—	99,269
Provision for doubtful accounts	3,619	4,221
Stock-based compensation	5,146	6,042
Deferred income taxes	2,975	(21,404)
Other operating activities	1,877	2,264
Changes in operating assets and liabilities, net of effects of acquisition of business:
Accounts receivable	11,925	116,112
Income tax receivable	8,828	11,238
Other assets	5,977	425
Accounts payable and other accrued expenses	(13,181)	754
Accrued wages and benefits	(4,560)	(10,897)
Workers’ compensation claims reserve	767	7,838
Other liabilities	(580)	2,258
Net cash provided by operating activities	64,062	184,336

Cash flows from investing activities:
Capital expenditures	(9,137)	(11,430)
Acquisition of business	—	(71,863)
Change in restricted cash and cash equivalents	8,829	(1,265)
Purchases of restricted investments	(20,712)	(21,076)
Maturities of restricted investments	13,546	8,416
Net cash used in investing activities	(7,474)	(97,218)

Cash flows from financing activities:
Purchases and retirement of common stock	(15,530)	—
Net proceeds from stock option exercises and employee stock purchase plans	858	840
Common stock repurchases for taxes upon vesting of restricted stock	(2,873)	(2,321)
Net change in revolving credit facility	(25,303)	(94,186)
Payments on debt	(1,133)	(1,133)
Payment of contingent consideration at acquisition date fair value	(18,300)	—
Other	—	25
Net cash used in financing activities	(62,281)	(96,775)
Effect of exchange rate changes on cash and cash equivalents	(154)	1,648
Net change in cash and cash equivalents	(5,847)	(8,009)
CASH AND CASH EQUIVALENTS, beginning of period	34,970	29,781
CASH AND CASH EQUIVALENTS, end of period	$29,123	$21,772

TRUEBLUE, INC.
NON-GAAP RECONCILIATIONS
(Unaudited, in thousands, except for per share data)

1.	RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE

	13 Weeks Ended
	Jul 2, 2017	Jun 24, 2016	Q3 2017 Outlook*
Net income (loss)	$13,134	$(63,735)	$19,000	—	$21,100
Acquisition and integration costs (1)	—	2,319	—
Goodwill and intangible asset impairment charge (2)	—	99,269	—
Amortization of intangible assets of acquired businesses (3)	5,742	7,112	5,300
Tax effective of adjustments to net income (loss) (4)	(1,608)	(30,436)	(1,500)
Adjust income taxes to normalized effective rate (5)	110	7,782	—
Adjusted net income (6)	$17,378	$22,311	$22,800	—	$25,000

Adjusted net income, per diluted share (6)	$0.42	$0.54	$0.55	—	$0.60

Diluted weighted average shares outstanding	41,856	41,880	41,500
* Totals may not sum due to rounding

2.	RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA

	13 Weeks Ended
	Jul 2, 2017	Jun 24, 2016	Q3 2017 Outlook*
Net income (loss)	$13,134	$(63,735)	$19,000	—	$21,100
Income tax expense (benefit)	5,260	(13,978)	7,400	—	8,200
Interest and other expense (income), net	(155)	887	(200)
Depreciation and amortization	12,287	11,694	12,200
EBITDA (7)	30,526	(65,132)	38,300	—	41,300
Acquisition and integration costs (1)	—	2,319	—
Goodwill and intangible asset impairment charge (2)	—	99,269	—
Work Opportunity Tax Credit processing fees (8)	16	351	200
Adjusted EBITDA (7)	$30,542	$36,807	$38,500	—	$41,500
* Totals may not sum due to rounding

3.	RECONCILIATION OF U.S. GAAP REVENUE TO REVENUE EXCLUDING THE COMPANY'S FORMER LARGEST CUSTOMER

Due to a previously announced reduction in the scope of services with its former largest customer, the company is providing results excluding this customer to help investors assess the company's underlying results with prior periods.

	13 Weeks Ended
	Jul 2, 2017	Jun 24, 2016
Revenue from services	$610,122	$672,612
Former largest customer revenue (9)	(7,572)	(37,242)
Revenue excluding former largest customer	$602,550	$635,370

(1)
Acquisition and integration costs relate to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, and the acquisition of SIMOS, which was completed on December 1, 2015.

(2)
The Goodwill and intangible asset impairment charge for the thirteen weeks ended June 24, 2016, relate to our Staff Management | SMX, hrX, and PlaneTechs reporting units. The impairment charge of $99 million is equivalent to $80 million after tax or $1.91 per diluted share.

(3)	Amortization of intangible assets of acquired businesses as well as accretion expense related to the SIMOS acquisition earn-out.

(4)	Total tax effect of each of the adjustments to U.S. GAAP Net income (loss) per diluted share using the ongoing rate of 28%.

(5)	Adjusts the effective income tax rate to the expected ongoing rate of 28%.

(6)
Adjusted net income and Adjusted net income per diluted share are non-GAAP financial measures, which exclude from Net income (loss) and Net income (loss) on a per diluted share basis, acquisition and integration costs, goodwill and intangible asset impairment charge, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP Net income (loss), and adjust income taxes to the expected ongoing effective tax rate. Adjusted net income and Adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and Adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income (loss) or net income (loss) per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and Adjusted net income per diluted share previously excluded the third-party processing fees associated with generating Work Opportunity Tax Credits.

(7)
EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes from Net income (loss) interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA acquisition and integration costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income (loss) from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

(8)
These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.

(9)	The revenue of our former largest customer.

TRUEBLUE, INC.
SEGMENT DATA
(Unaudited, in thousands)

	13 Weeks Ended
	Jul 2, 2017	Jun 24, 2016
Revenue from services:
PeopleReady	$370,712	$406,274
PeopleManagement	192,887	219,344
PeopleScout	46,523	46,994
Total Company	610,122	672,612

Adjusted EBITDA (1):
PeopleReady	$19,170	$29,894
PeopleManagement	6,286	4,009
PeopleScout	10,129	11,328
	35,585	45,231
Corporate unallocated expense (2)	(5,043)	(8,424)
Total company Adjusted EBITDA (1)	30,542	36,807
Acquisition and integration costs (3)	—	(2,319)
Goodwill and intangible asset impairment charge (4)	—	(99,269)
Work Opportunity Tax Credit processing fees (5)	(16)	(351)
EBITDA (1)	30,526	(65,132)
Depreciation and amortization	(12,287)	(11,694)
Interest and other income (expense), net	155	(887)
Income (loss) before tax expense	18,394	(77,713)
Income tax expense (benefit)	(5,260)	13,978
Net income (loss)	$13,134	$(63,735)

(1)
EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes from Net income (loss) interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA acquisition and integration costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income (loss) from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

(2)
Beginning in the fourth quarter of 2016, we changed our methodology for allocating certain corporate costs to our segments, which decreased our corporate unallocated expenses. We have adjusted the prior year amounts to reflect this change for consistency purposes.

(3)
Acquisition and integration costs relate to the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, and the acquisition of SIMOS, which was completed on December 1, 2015.

(4)
The Goodwill and intangible asset impairment charge for the thirteen weeks ended June 24, 2016, relate to our Staff Management | SMX, hrX, and PlaneTechs reporting units. The impairment charge of $99 million is equivalent to $80 million after tax or $1.91 per diluted share.

(5)
These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.

TRUEBLUE, INC.
SEGMENT EBITDA RECONCILIATION TO ADJUSTED EBITDA
(Unaudited, in thousands)

	13 Weeks Ended
	Jul 2, 2017			Jun 24, 2016
	PeopleReady	PeopleManagement	PeopleScout	PeopleReady	PeopleManagement	PeopleScout
Segment EBITDA (1)	$19,154	$6,286	$10,129	$29,543	$(80,091)	$(3,841)
Goodwill and intangible asset impairment charge (2)	—	—	—	—	84,100	15,169
Work Opportunity Tax Credit processing fees (3)	16	—	—	351	—	—
Adjusted EBITDA (1)	$19,170	$6,286	$10,129	$29,894	$4,009	$11,328

(1)
Segment earnings before interest, taxes, depreciation and amortization ("Segment EBITDA") is a primary measure of segment performance. Segment EBITDA includes net sales to third parties, related cost of sales, and selling, general and administrative expenses directly attributable to the reportable segment together with certain allocated corporate general and administrative expenses. Segment EBITDA excludes unallocated corporate general and administrative expenses. Adjusted EBITDA by segment is a non-GAAP financial measure and further excludes acquisition/integration and other costs, goodwill and intangible asset impairment charge, and Work Opportunity Tax Credit third-party processing fees. Adjusted EBITDA by segment is a key measure used by management to assess performance and, in our opinion, enhances comparability and provides investors with useful insight into the underlying trends of the business. Adjusted EBITDA by segment should not be considered a measure of financial performance in isolation or as an alternative to Income (loss) from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

(2)
The Goodwill and intangible asset impairment charge for the thirteen weeks ended June 24, 2016, relate to our Staff Management | SMX, hrX, and PlaneTechs reporting units. The impairment charge of $99 million is equivalent to $80 million after tax or $1.91 per diluted share.

(3)
These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates and reduce our income taxes.